UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule14a-12

CAMBER ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement filed on Schedule 14A by the Company on August 17, 2022 (the “Definitive Proxy Statement”), which should be read in its entirety and is available free of charge on the Internet site maintained by the Securities and Exchange Commission at http://www.sec.gov. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. New text is underlined.

The disclosure on pages 35-36 of the Definitive Proxy Statement is hereby supplemented by adding in additional disclosures as follows:

Stockholder Proposals for 2023 Annual Meeting of Stockholders and 2023 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2023 fiscal year Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 15915 Katy Freeway, Suite 450 Houston, Texas 77094, not earlier than the close of business on April 19, 2023, and not later than the close of business on June 29, 2023, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2023 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after September 27, 2023. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than July 29, 2023 (unless we move the meeting up or delay it by more than 30 days from September 27, 2023, in which case notice must be provided by the later of (i) 60 days prior to the date of the fiscal 2023 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the fiscal 2023 annual meeting is first made by the registrant).

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 Nominations for Directors for the 2023 Annual Meeting of Stockholders

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 15915 Katy Freeway, Suite 450 Houston, Texas 77094, not earlier than the close of business on April 19, 2023, and not later than the close of business on June 29, 2023, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2023 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after September 27, 2023. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than July 29, 2023 (unless we move the meeting up or delay it by more than 30 days from September 27, 2023, in which case notice must be provided by the later of (i) 60 days prior to the date of the fiscal 2023 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the fiscal 2023 annual meeting is first made by the registrant).

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